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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 21, 2003
(Date of earliest event reported)

PRAECIS PHARMACEUTICALS INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other Jurisdiction of Incorporation)	000-30289 (Commission File No.)	04-3200305 (IRS Employer Identification No.)
830 Winter Street, Waltham, Massachusetts 02451-1420 (Address of principal executive offices, including zip code)

(781) 795-4100
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition.

        On July 21, 2003, PRAECIS PHARMACEUTICALS INCORPORATED issued a press release updating the status of the review of the Company's New Drug Application for Plenaxis™ by the United States Food and Drug Administration and announcing its financial results for the three and six months ended June 30, 2003. This press release is being furnished to the Securities and Exchange Commission pursuant to Item 12 of Form 8-K and is attached hereto as Exhibit 99.1.

        Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2003	PRAECIS PHARMACEUTICALS INCORPORATED
	By	/s/ KEVIN F. MCLAUGHLIN Kevin F. McLaughlin Senior Vice President, Chief Financial Officer, Treasurer and Secretary

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SIGNATURES